Exhibit 99.2

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)

(dollars in millions, except per share data)

	Three	Three	Six	Six
	months	months	months	months
	ended	ended	ended	ended
	June 30,	June 30,	June 30,	June 30,
Revenues	2010	2009*	2010	2009*
Premiums earned	$989	$964	$1,967	$1,921
Net investment income	108	105	212	222
Net realized investment (losses) gains	(213)	208	(88)	53
Net impairment losses recognized in earnings	(4)	(12)	(6)	(83)
Equity in earnings (losses) of limited partnerships	27	(126)	30	(287)
Other income	9	10	17	18

Total revenues	916	1,149	2,132	1,844

Benefits and expenses
Insurance losses and loss expenses	737	660	1,498	1,463
Policy acquisition and underwriting expenses	230	231	457	463

Total benefits and expenses	967	891	1,955	1,926

(Loss) income from operations before income taxes
and noncontrolling interests	(51)	258	177	(82)
(Benefit) provision for income taxes	(20)	(13)	46	(102)

Net (loss) income	(31)	271	131	20
Less: Net (loss) income attributable to noncontrolling
Interest in consolidated entity – Exchange	(80)	238	35	(24)

Net income attributable to Indemnity	$49	$33	$96	$44

Earnings Per Share
Net income attributable to Indemnity per share
Class A common stock – basic	$0.96	$0.63	$1.87	$0.85

Class A common stock – diluted	$0.86	$0.57	$1.68	$0.76

Class B common stock – basic and diluted	$138.21	$93.19	$271.03	$127.98

Weighted average shares outstanding attributable to
Indemnity – Basic
Class A common stock	51,013,358	51,240,693	51,099,071	51,255,385

Class B common stock	2,546	2,551	2,546	2,551

Weighted average shares outstanding attributable to
Indemnity – Diluted
Class A common stock	57,146,855	57,390,302	57,231,936	57,404,994

Class B common stock	2,546	2,551	2,546	2,551

Dividends declared per share
Class A common stock	$0.48	$0.45	$0.96	$0.90

Class B common stock	$72.00	$67.50	$144.00	$135.00

• The 2009 results have been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RESULTS OF THE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
	Indemnity	shareholder		Noncontrolling interest			related party
	interest			(Exchange)			transactions		Erie Insurance Group
		Three months ended			Three months ended		Three months ended		Three months ended
		June 30,			June 30,		June 30,		June 30,
	Percent	2010	2009*	Percent	2010	2009	2010	2009	2010	2009*
Management operations

Management fee revenue, net	100.0%	$270	$259		$0	$0	$(270)	$(259)	$0	$0
Service agreement revenue	100.0%	9	9		0	0	0	0	9	9

Total revenue from management operations		279	268		0	0	(270)	(259)	9	9
Cost of management operations	100.0%	217	208		0	0	(217)	(208)	0	0

Income from management operations before taxes		62	60		0	0	(53)	(51)	9	9

Property and casualty operations

Premiums earned	5.5%	53	52	94.5%	921	895	0	0	974	947
Losses and loss expenses	5.5%	40	35	94.5%	677	603	(2)	(2)	715	636
Underwriting expenses	5.5%	15	15	94.5%	261	259	(54)	(52)	222	222

(Loss) income from property and casualty operations before taxes		(2)	2		(17)	33	56	54	37	89

Life insurance operations

Total revenue	21.6%	9	8	78.4%	32	31	(1)	(1)	40	38
Total benefits and expenses	21.6%	6	7	78.4%	24	26	0	0	30	33

Income from life operations before taxes		3	1		8	5	(1)	(1)	10	5

Investment operations

Investment income, net of expenses		9	9		78	75	(2)	(2)	85	82
Net realized (losses) gains on investments		(3)	4		(213)	203	0	0	(216)	207
Impairment losses recognized in earnings		(1)	(2)		(1)	(8)	0	0	(2)	(10)
Equity in earnings (losses) of limited partnerships		6	(27)		20	(97)	0	0	26	(124)

Total investment income (loss) before tax		11	(16)		(116)	173	(2)	(2)	(107)	155

Income (loss) from operations before income taxes and noncontrolling interests		74	47		(125)	211	0	0	(51)	258
Provision for income taxes		25	14		(45)	(27)	0	0	(20)	(13)
Net income (loss)		$49	$33		$(80)	$238	$0	$0	$(31)	$271

• The 2009 results have been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RESULTS OF THE GROUP’S OPERATIONS BY INTEREST (Unaudited)

(in millions)

							Eliminations of
	Indemnity	shareholder		Noncontrolling interest			related party
	interest			(Exchange)			transactions		Erie Insurance Group
							Six months
		Six months ended			Six months ended		ended		Six months ended
		June 30,			June 30,		June 30,		June 30,
	Percent	2010	2009*	Percent	2010	2009	2010	2009	2010	2009*
Management operations

Management fee revenue, net	100.0%	$507	$489		$0	$0	$(507)	$(489)	$0	$0
Service agreement revenue	100.0%	17	17		0	0	0	0	17	17

Total revenue from management operations		524	506		0	0	(507)	(489)	17	17
Cost of management operations	100.0%	409	401		0	0	(409)	(401)	0	0

Income from management operations before taxes		115	105		0	0	(98)	(88)	17	17

Property and casualty operations

Premiums earned	5.5%	106	104	94.5%	1,830	1,784	0	0	1,936	1,888
Losses and loss expenses	5.5%	80	78	94.5%	1,375	1,342	(3)	(3)	1,452	1,417
Underwriting expenses	5.5%	30	30	94.5%	511	509	(100)	(90)	441	449

(Loss) income from property and casualty operations before taxes		(4)	(4)		(56)	(67)	103	93	43	22

Life insurance operations

Total revenue	21.6%	18	13	78.4%	66	48	(1)	(1)	83	60
Total benefits and expenses	21.6%	13	13	78.4%	50	48	(1)	(1)	62	60

Income from life operations before taxes		5	0		16	0	0	0	21	0

Investment operations

Investment income, net of expenses		18	22		153	158	(5)	(5)	166	175
Net realized gains (losses) on investments		2	0		(98)	54	0	0	(96)	54
Impairment losses recognized in earnings		(1)	(7)		(3)	(61)	0	0	(4)	(68)
Equity in earnings (losses) of limited partnerships		6	(55)		24	(227)	0	0	30	(282)

Total investment income (loss) before tax		25	(40)		76	(76)	(5)	(5)	96	(121)

Income (loss) from operations before income taxes and noncontrolling interests		141	61		36	(143)	0	0	177	(82)
Provision for income taxes		45	17		1	(119)	0	0	46	(102)
Net income (loss)		$96	$44		$35	$(24)	$0	$0	$131	$20

• The 2009 results have been adjusted to reflect the retrospective adoption of new accounting guidance in ASC 810, Consolidation.

ERIE INDEMNITY COMPANY

RECONCILIATION OF OPERATING INCOME TO NET INCOME

Definition of non-GAAP and operating measures

We believe that investors’ understanding of our performance related to the Indemnity shareholder interest is enhanced by the disclosure of the following non-GAAP financial measure. Our method of calculating this measure may differ from those used by other companies and therefore comparability may be limited.

Operating income is net income excluding realized capital gains and losses, impairment losses and related federal income taxes. Our common stock portfolio is measured at fair value. As such, changes in fair value related to common stocks are reported in earnings. These unrealized gains or losses are included in the net realized gains and losses on investments in our Consolidated Statements of Operations that is used to calculate operating income. Equity in earnings or losses of EFL and equity in earnings or losses of limited partnerships are included in the calculation of operating income. Equity in earnings or losses of limited partnerships includes the respective investment’s realized capital gains and losses, as well as unrealized gains and losses.

Net income is the generally accepted accounting principle (GAAP) measure that is most directly comparable to operating income. We use operating income to evaluate the results of operations. It reveals trends in our management services, insurance underwriting and investment operations that may be obscured by the net effects of realized capital gains and losses including impairment losses. Realized capital gains and losses including impairment losses, may vary significantly between periods and are generally driven by business decisions and economic developments such as capital market conditions, the timing of which is unrelated to our management services and insurance underwriting processes. We believe it is useful for investors to evaluate these components separately and in the aggregate when reviewing our performance. We are aware that the price to earnings multiple commonly used by investors as a forward-looking valuation technique uses operating income as the denominator. Operating income should not be considered as a substitute for net income and does not reflect our overall profitability.

The following table reconciles operating income and net income for Indemnity shareholder interest for the three and six months ended June 30:

	Indemnity Shareholder interest
	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009
(in millions, except per share data)
	(Unaudited)		(Unaudited)
Operating income attributable to Indemnity	$51	$32	$95	$49
Net realized (losses) gains and impairments on investments	(4)	2	1	(7)
Income tax benefit (expense)	2	(1)	0	2

Realized (losses) gains and impairments, net of income taxes	(2)	1	1	(5)

Net income attributable to Indemnity	$49	$33	$96	$44

	Three	Three	Six	Six
	months ended	months ended	months ended	months ended
	June 30,	June 30,	June 30,	June 30,
	2010	2009	2010	2009

	(Unaudited)		(Unaudited)
Per Indemnity Class A common share – diluted:
Operating income attributable to Indemnity	$0.89	$0.56	$1.66	$0.85
Net realized (losses) gains and impairments on investments	(0.07)	0.02	0.02	(0.13)
Income tax benefit (expense)	0.04	(0.01)	0.00	0.04

Realized (losses) gains and impairments, net of income taxes	(0.03)	0.01	0.02	(0.09)

Net income attributable to Indemnity	$0.86	$0.57	$1.68	$0.76

ERIE INDEMNITY COMPANY

CONSOLIDATED STATEMENTS OF FINANCIAL POSITION

(dollars in millions, except per share data)

	June 30,	December 31,
	2010
	(Unaudited)	2009
Assets
Investments-Indemnity
Available-for-sale securities, at fair value:
Fixed maturities	$671	$664
Equity securities	45	38
Trading securities, at fair value	40	42
Limited partnerships	234	235
Other invested assets	1	1
Investments-Exchange
Available-for-sale securities, at fair value:
Fixed maturities	6,789	6,517
Equity securities	523	472
Trading securities, at fair value	1,712	1,835
Limited partnerships	1,123	1,116
Other invested assets	19	20

Total investments	11,157	10,940
Cash and cash equivalents (Exchange portion of $189 and $158, respectively)	223	234
Premiums receivable from policyholders (Exchange portion of $770 and $715, respectively)	977	906
Reinsurance recoverable (Exchange portion of $198 and $212, respectively)	201	215
Deferred income taxes (Exchange portion of $72 and $75, respectively)	101	116
Deferred acquisition costs (Exchange portion of $417 and $416, respectively)	473	467
Other assets (Exchange portion of $322 and $306, respectively)	438	409
Total assets	$13,570	$13,287

Liabilities and shareholders’ equity
Liabilities
Indemnity liabilities
Losses and loss expense reserves	$739	$752
Unearned premiums	345	325
Other liabilities	350	387
Exchange liabilities
Losses and loss expense reserves	2,883	2,846
Life policy and deposit contract reserves	1,574	1,540
Unearned premiums	1,748	1,656
Other liabilities	62	56

Total liabilities	7,701	7,562

Indemnity’s shareholders’ equity	940	902
Noncontrolling interest in consolidated entity – Exchange	4,929	4,823

Total equity	5,869	5,725

Total liabilities, shareholders’ equity and noncontrolling interest	$13,570	$13,287